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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: March 24, 2008
                        (Date of Earliest Event Reported)

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                                Osteologix, Inc.
             (Exact name of registrant as specified in its charter)

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          Delaware                      333-112754                32-0104570
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                425 Market Street                            94105
            San Francisco, California                      (Zip Code)
    (Address of principal executive offices)

        Registrant's telephone number, including area code (415) 955-2700


         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 20, 2008, Osteologix, Inc., (the "Company") and Matthew M. Loar, Chief Financial Officer, reached an understanding regarding Mr. Loar's intention to resign from his position with the Company, effective May 1, 2008, in connection with the anticipated relocation of the Company's offices. During April 2008, it is planned that Mr. Loar's employment will be on a part-time basis. It is also planned that the Company and Mr. Loar will enter into an agreement whereby Mr. Loar will continue to act as a consultant with the Company through September 1, 2008. No agreement reflecting this understanding has been finalized.

     There were no disagreements between Mr. Loar and the Company on any matter relating to the Company's financial practices or policies that resulted in his resignation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       OSTEOLOGIX, INC.



                                       By: /s/ Philip J. Young
                                           -------------------------------------
                                           Philip J. Young
                                           President and Chief Executive Officer


Date:  March 24, 2008